UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2006

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 28, 2006, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Company”) and JPMorgan Chase Capital XIX, a statutory trust formed under the laws of the State of Delaware (“XIX Trust”), closed the public offering of $562,500,000 aggregate liquidation amount of XIX Trust 6.625% Capital Securities (the “XIX Capital Securities”), representing preferred beneficial interests in XIX Trust; and JPMorgan Chase and JPMorgan Chase Capital XX, a statutory trust formed under the laws of the State of Delaware (“XX Trust”), closed the public offering of $1,000,000,000 aggregate liquidation amount of XX Trust 6.550% Capital Securities (the “XX Capital Securities”), representing preferred beneficial interests in XX Trust. The XIX Capital Securities and the XX Capital Securities and the related guarantees have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-126750, 333-126750-06 and 333-126750-05).

In connection with the issuances of the XIX Capital Securities and the XX Capital Securities, Sullivan & Cromwell LLP rendered opinions regarding certain tax matters. A copy of those opinions are attached as Exhibits 8.1 and 8.2.

Also in connection with the closing, the Company entered into two Replacement Capital Covenants (the “RCCs”), whereby, pursuant to Section 4(c)(i) therein, the Company agreed to notify holders of the Company‘s 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035, of the rights granted to such holders under the RCCs. Such notification is being made with the filing of the RCCs that are attached as Exhibit 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are being filed and not furnished as part of this Current Report and are incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-126750, 333-126750-06 and 333-126750-05) of the Company and the XIX Trust and the XX Trust.

8.1	Tax Opinion of Sullivan & Cromwell LLP dated September 28, 2006 (XIX Capital Securities)

8.2	Tax Opinion of Sullivan & Cromwell LLP dated September 28, 2006 (XX Capital Securities)

99.1	Replacement Capital Covenant dated September 28, 2006 (XIX Capital Securities)

99.2	Replacement Capital Covenant dated September 28, 2006 (XX Capital Securities)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan

Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: September 28, 2006

3

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Sullivan & Cromwell LLP dated September 28, 2006 (XIX Capital Securities)

8.2	Tax Opinion of Sullivan & Cromwell LLP dated September 28, 2006 (XX Capital Securities)

99.1	Replacement Capital Covenant dated September 28, 2006 (XIX Capital Securities)

99.2	Replacement Capital Covenant dated September 28, 2006 (XX Capital Securities)